As filed with the Securities and Exchange Commission on May 21, 2021

File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN INVESTMENT TRUST II

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(312) 917-7700

(Area Code and Telephone Number)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of securities being registered: Shares of beneficial interest, par value $0.01 per share, of the Registrant.

It is proposed that this filing will become effective on June 21, 2021 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Important Information for Shareholders

of Nuveen Large Cap Core Fund

At a special meeting of shareholders of Nuveen Large Cap Core Fund (the “Target Fund”), a series of Nuveen Investment Trust (“NIT”), you will be asked to vote on the reorganization of the Target Fund into Nuveen Santa Barbara Dividend Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust II (“NIT II”) (the “Reorganization”). The Target Fund and the Acquiring Fund are together referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of NIT (the “Board”), comprised entirely of independent board members, unanimously recommends that you vote FOR the proposal.

Although we recommend that you read the complete Proxy Statement/Prospectus enclosed herewith, for your convenience we have provided the following brief overview of the proposal to be voted on.

Q.	Why is the Reorganization being proposed?

A.

As part of its ongoing review of the products it offers, Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, proposed the Reorganization because the Target Fund’s performance history, as well as outflows over the last three years, has limited the Target Fund’s prospects for asset growth and the operating efficiencies and expense reductions that typically accompany such growth. The Reorganization will allow shareholders of the Target Fund to continue their investment in a Fund with a focus on domestic equity securities with a historic emphasis on companies with larger market capitalizations. The Acquiring Fund will also seek to provide Target Fund shareholders with income as part of its investment process. In addition, as discussed in further detail below, the Adviser and the Board considered the Acquiring Fund’s stronger long-term performance and the cost savings the Reorganization is expected to produce for Target Fund shareholders. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Approval by the Board of Trustees” for information on the Board’s considerations.

Q.	How will the Reorganization affect my shares?

A.

If shareholders of the Target Fund approve the Reorganization, you will become a shareholder of the Acquiring Fund. Each shareholder of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder upon the closing of the Reorganization. Holders of shares of the Target Fund will receive the same class of shares of the Acquiring Fund. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Description of Securities to Be Issued” for additional information.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in the Reorganization?

A.	The front-end sales load on Class A shares of the Acquiring Fund received in the Reorganization will be waived. Class A shares and Class C shares of the Acquiring Fund received in the Reorganization in exchange for Class A and Class C shares of the Target Fund that were subject to a contingent deferred sales charge (“CDSC”) will remain subject to that CDSC until the expiration of the 18 month (in the case of Class A shares) or 12 month (in the case of Class C shares) period from the date of the original purchase of the Target Fund shares.

Q.	Are the Funds managed by the same investment adviser, sub-adviser and portfolio managers?

A.

The Funds are managed by the same investment adviser, Nuveen Fund Advisors, LLC (previously defined as the “Adviser”). The Target Fund is sub-advised by Nuveen Asset Management, LLC, while the Acquiring Fund is sub-advised by Santa Barbara Asset Management, LLC, each of which is an affiliate of the Adviser. The Funds are also managed by similar portfolio management teams—the Target Fund is managed by David A. Chalupnik, CFA, David S. Park, CFA and Scott M. Tonneson, CFA and the Acquiring Fund is managed by Mr. Chalupnik and Mr. Park. Upon completion of the Reorganization, Mr. Chalupnik and Mr. Park will continue to serve as portfolio managers for the Acquiring Fund.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

A.

The investment objective of the Target Fund is to provide investors with long-term capital appreciation, and the investment objective of the Acquiring Fund is to seek an attractive total return composed of income from dividends and long-term capital appreciation. Both Funds invest primarily in equity securities. The Target Fund invests primarily in stocks of domestic large-capitalization companies. In order to maintain distributions, the Acquiring Fund focuses on dividend-paying equity securities, typically of domestic large-capitalization companies, although the Fund may invest in companies of all capitalizations. The Acquiring Fund may also invest up to 25% of its nets assets in dollar-denominated equity securities of non-U.S. companies.

Given the Funds’ similar investment focus on domestic equity securities of large-capitalization companies, an investment in each Fund is subject to many of the same principal risks (e.g., equity security risk and market risk). However, given the income element of its investment process, the Acquiring Fund is subject to dividend-paying security risk and preferred securities risk, which are not principal risks of the Target Fund. Additionally, given its ability to invest in dollar-denominated non-U.S. equity securities, the Acquiring Fund is subject to foreign investment risk and currency risk, which are not principal risks of the Target Fund. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Risk Factors” for a comparison of, and additional information regarding, each Fund’s principal investment risks.

Q.	How will the Reorganization impact fees and expenses?

A.

Currently, the Target Fund has an expense cap in place that limits the Target Fund’s net expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) to 0.77% of the average daily net assets of each class of Target Fund shares through July 31, 2023. If the Reorganization is approved and completed, based on information and assets as of the most recent fiscal period, it is expected that the expenses borne by Target Fund shareholders as shareholders of the combined fund will be lower than the expenses Target Fund shareholders currently bear (both net and gross of the Target Fund’s current expense cap).

See the section of the enclosed Proxy Statement/ Prospectus entitled “The Proposed Reorganization—Comparison of the Funds—Fees and Expenses” for additional information.

Q.	Will the portfolio of the Target Fund be repositioned prior to the Reorganization?

A.

Yes. Prior to the Reorganization, the Target Fund will sell certain securities in order to better align its portfolio with the Acquiring Fund’s portfolio. If this portfolio repositioning had occurred as of March 31, 2021, it is estimated that approximately 79% of the Target Fund’s investment portfolio would have been sold, which would have resulted in brokerage commissions or other transaction costs of approximately $139,000 (or approximately $0.01 per Target Fund share) for the Target Fund, based on average commission rates normally paid by the Fund. These transaction costs represent expenses of the Target Fund that will not be subject to the Fund’s expense cap and thus will be borne by the Target Fund and its shareholders. Gains, if any, from such portfolio sales may result in increased distributions of net capital gain, which may have tax consequences to Target Fund shareholders. Actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” for additional information.

Q.	Will the Reorganization have any federal income tax consequences to me?

A.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Therefore, it is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the closing of the Reorganization, the Target Fund expects to distribute all its previously undistributed net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). These distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive distributions in cash. The federal income tax treatment of such distributions will be the same whether they are paid in cash or reinvested in additional shares.

In addition, the Target Fund may recognize gains or losses as a result of portfolio sales effected prior to the Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains to be distributed by the Target Fund to its shareholders. If the portfolio repositioning sales described above had occurred as of March 31, 2021, they would have resulted in net capital gains distributions of approximately $7.11 per share.

Actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” for additional information on the federal income tax implications of the Reorganization.

Q.	Who will bear the costs of the Reorganization?

A.

Based on the expected cost savings resulting from the Reorganization, the Target Fund will bear the expenses of the Reorganization; however, because the Target Fund is operating above its expense cap, it is anticipated that the Adviser or an affiliate will bear all of the direct expenses of the Reorganization that would otherwise be allocated to the Funds. In addition, if the Reorganization is not approved or completed, the Adviser will bear all direct expenses associated with the proposal. Direct expenses of the Reorganization do not include the costs associated with the portfolio repositioning that will occur in advance of the Reorganization, which will be borne by the Target Fund and its shareholders.

Q.	What is the timetable for the Reorganization?

A.

If approved by Target Fund shareholders at the special meeting of shareholders on [●], 2021, the Reorganization is expected to occur after the close of regular trading on the New York Stock Exchange on [●], 2021.

General

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at [●] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in person, by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the special meeting?

A.

The special meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the special meeting only if you were a shareholder of the Target Fund as of the close of business on [●], 2021. No physical meeting will be held.

You will be able to attend the special meeting online and submit your questions during the meeting by visiting meetings.computershare.com/. You also will be able to vote your shares online by attending the special meeting by webcast. To participate in the special meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin prompty at [●] [●].m. Central Time on [●], 2021. We encourage you to access the meeting prior to the start time leaving ample time for check in please follow the access instructions as outlined herein.

Q.	How do I register to attend the special meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the special meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the special meeting virtually on the Internet.

To register to attend the special meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

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Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal.

Q.	What will happen if shareholders of the Target Fund do not approve the Reorganization?

A.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Board may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the proposal, and your Fund may incur additional solicitation costs in order to obtain sufficient shareholder participation.

[●], 2021

Dear Shareholders:

We are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Nuveen Large Cap Core Fund (the “Target Fund”), a series of Nuveen Investment Trust (“NIT”). The Special Meeting is scheduled for [●], 2021, at [●] [●].m. Central time.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast.

At the Special Meeting, you will be asked to consider and approve the reorganization of the Target Fund into Nuveen Santa Barbara Dividend Growth Fund (the “Acquiring Fund”) (the “Reorganization”).

Nuveen Fund Advisors, LLC, each Fund’s investment adviser (the “Adviser”), proposed the Reorganization because the Target Fund’s performance history, as well as outflows over the last three years, has limited the Target Fund’s prospects for asset growth and the operating efficiencies and expense reductions that typically accompany such growth. The Reorganization will allow shareholders of the Target Fund to continue their investment in a Fund with a focus on equity securities with a historic emphasis on companies with larger market capitalizations. The Acquiring Fund will also provide Target Fund shareholders with income as part of its investment process. In addition, as discussed in further detail below, the Adviser and the Board of Trustees of NIT considered the Acquiring Fund’s stronger long-term performance and the cost savings the Reorganization is expected to produce for Target Fund shareholders. The Board of Trustees of NIT believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The enclosed Proxy Statement/Prospectus has been prepared to give you information about the proposal.

All shareholders are cordially invited to attend the virtual Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: meetings.computershare.com at the meeting date and time described in the enclosed Proxy Statement/Prospectus. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Special Meeting.

The online meeting will begin prompty at [●] [●].m. Central Time on [●], 2021. We encourage you to access the meeting prior to the start time leaving ample time for check in please follow the access instructions as outlined herein.

We appreciate your attention to this matter and we urge you to vote at your earliest convenience.

Very truly yours,

Mark J. Czarniecki

Vice President and Secretary

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[●], 2021

NUVEEN LARGE CAP CORE FUND NOTICE OF

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●], 2021

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Nuveen Large Cap Core Fund (the “Target Fund”), a series of Nuveen Investment Trust, a Massachusetts business trust, will be held on [●], 2021, at [●] [●].m. Central time (the “Special Meeting”), for the following purposes:

1.

To approve the consolidation of the Target Fund into Nuveen Santa Barbara Dividend Growth Fund (the “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization that provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class C, Class R6 and Class I shares of beneficial interest of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of Acquiring Fund shares to shareholders of each corresponding class of the Target Fund in complete liquidation and termination of the Target Fund.

2.	To transact such other business as may properly come before the Special Meeting.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Special Meeting by following the instructions included in the Q&A and Proxy Statement/Prospectus. Only shareholders of record as of the close of business on [●], 2021 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

All Target Fund shareholders are cordially invited to attend the virtual Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Very truly yours,

Mark J. Czarniecki

Vice President and Secretary

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MAY 21, 2021

PROXY STATEMENT/PROSPECTUS

DATED [●], 2021

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN LARGE CAP CORE FUND

by

NUVEEN SANTA BARBARA DIVIDEND GROWTH FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Large Cap Core Fund (the “Target Fund”), a series of Nuveen Investment Trust (“NIT”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held on [●], 2021, at [●] [●].m. Central time, and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of NIT (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Nuveen Santa Barbara Dividend Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust II (“NIT II” and together with NIT, the “Trusts” and each a “Trust”), a Massachusetts business trust and an open-end investment company registered under the 1940 Act. The Target Fund and the Acquiring Fund are together referred to herein as the “Funds” and individually as a “Fund.”

If Target Fund shareholders approve the Reorganization and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund with the same total value as the total value of the Target Fund shares exchanged by such shareholder in each case determined as of the close of regular trading on the New York Stock Exchange on the date of the closing. Holders of shares of the Target Fund will receive the same class of shares of the Acquiring Fund as they currently hold. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund. The address and telephone number of the principal executive office of the Funds and each Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about June [●], 2021. Shareholders of record as of the close of business on [●], 2021 are entitled to vote at the Special Meeting and any and all adjournments or postponements thereof.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, Class C, Class R6 and Class I shares of the Acquiring Fund, as applicable) and constitutes an offering of Class A, Class C, Class R6 and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated [●], 2021 (the “Reorganization SAI”);

(ii)

the Target Fund’s prospectus dated December 31, 2020, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 333-03715 and 811-07619);

(iii)

the Target Fund’s statement of additional information dated December 31, 2020, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 333-03715 and 811-07619);

(i)	the audited financial statements contained in the Target Fund’s annual report, only insofar as they relate to the Target Fund, for the fiscal year ended August 31, 2020 (File No. 811-07619); and

(ii)

the unaudited financial statements contained in the Target Fund’s semi-annual report, only insofar as they relate to the Target Fund, for the semi-annual period ended February 28, 2021 (File No. 811-07619).

Copies of the foregoing, as well as copies of the prospectus and shareholder reports of the Acquiring Fund, may be obtained without charge on the Funds’ website at https://www.nuveen.com/mutual-funds, by calling (800) 257-8787 or by writing the applicable Fund at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request the Reorganization SAI, please ask for the “Large Cap Core Fund Reorganization SAI.” These reports contain important information about the Funds and their investments.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by each Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

ii

TABLE OF CONTENTS

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iv

THE PROPOSED REORGANIZATION

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization attached hereto as Appendix A. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board of Trustees believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. If shareholders of the Target Fund approve the Reorganization and it is completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

This Proxy Statement/Prospectus constitutes an offering of Class A, Class C, Class R6 and Class I shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. The Adviser proposed the Reorganization because the Target Fund’s performance history, as well as outflows over the last three years, has limited the Target Fund’s prospects for asset growth and the operating efficiencies and expense reductions that typically accompany such growth. The Reorganization will allow shareholders of the Target Fund to continue their investment in a Fund with a focus on domestic equity securities with a historic emphasis on companies with larger market capitalizations. The Acquiring Fund will also provide Target Fund shareholders with income as part of its investment process. In addition, as discussed in further detail below, the Adviser and the Board of Trustees considered the Acquiring Fund’s stronger long-term performance and the cost savings the Reorganization is expected to produce for Target Fund shareholders.

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed Reorganization of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by (i) NIT, on behalf of the Target Fund, (ii) NIT II, on behalf of the Acquiring Fund and (iii) the Adviser (the “Agreement”).

The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class C, Class R6 and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of Acquiring Fund shares to shareholders of each corresponding class of the Target Fund in complete liquidation and termination of the Target Fund.

The Board of Trustees unanimously approved the Reorganization and the Agreement at a meeting held on April 22, 2021. The Board of Trustees recommends a vote “FOR” the Reorganization.

The Agreement provides that the direct costs of the Reorganization will be allocated between the Funds ratably based on the cost savings each Fund is projected to experience in the first year following the Reorganization. However, to the extent that a Fund’s expenses, including the direct costs of the Reorganization, would exceed the Fund’s current expense cap, the Adviser or an affiliate (the Adviser and its affiliates, collectively, “Nuveen”) will bear the portion of the Reorganization expenses necessary for the Fund to operate within its existing expense cap. Because the Acquiring Fund is not expected to experience any significant cost savings due to the Reorganization and the Target Fund is currently operating above its existing expense cap, it is anticipated that Nuveen will bear all of the direct expenses of the Reorganization that would otherwise be allocated to the Funds. In addition, if the Reorganization is not approved or completed, Nuveen will bear all direct expenses associated with the proposal. Direct expenses of the Reorganization do not include the costs associated with the portfolio repositioning that will occur in advance of the Reorganization, which will be borne by the Target Fund and its shareholders. See “The Proposed Reorganization—Reorganization Expenses” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur after the close of regular trading on the New York Stock Exchange on [●], 2021, or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Board of Trustees may consider.

Investment Objectives and Principal Investment Strategies

The investment objective of the Target Fund is to provide investors with long-term capital appreciation, while the investment objective of the Acquiring Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Both Funds invest primarily in domestic equity securities.

While the investment strategies of the Funds are similar, there are certain differences. The Target Fund invests primarily in stocks of domestic large-capitalization companies. In order to maintain distributions, the Acquiring Fund focuses on dividend-paying equity securities, typically of domestic large-capitalization companies, although the Fund may invest in companies of all capitalizations. The Acquiring Fund may also invest up to 25% of its nets assets in dollar-denominated equity securities of non-U.S. companies. In light of these and other differences described below, the Funds’ portfolio composition and holdings differ, and thus the risks associated with investing in each Fund differ as well, as described below under “The Proposed Reorganization—Risk Factors.” For a more detailed comparison of the principal investment strategies of the Funds, please see “The Proposed Reorganization—Comparison of the Funds—Principal Investment Strategies” below.

Purchase, Redemption and Exchange of Shares

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class: Class A, Class C, Class R6 and Class I shares. Class R3 shares of the Acquiring Fund were converted to Class A shares of the Acquiring Fund at the close of business on June 4, 2021. The corresponding classes of each Fund have the same investment eligibility criteria. See “The Proposed Reorganization—Comparison of the Funds—Purchase, Redemption and Exchange of Shares” below for a more detailed discussion.

Dividends and Distributions

The Target Fund normally declares and pays income dividends and any taxable gains annually. The Acquiring Fund normally declares and pays income dividends quarterly and any taxable gains annually.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund generally will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the close of regular trading on the New York Stock Exchange on the Closing Date, the Target Fund will declare a distribution of all its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

In addition, prior to the Reorganization, the Target Fund will sell certain securities in order to better align its portfolio with the Acquiring Fund’s portfolio. If this portfolio repositioning had occurred as of March 31, 2021, it is estimated that approximately 79% of the Target Fund’s investment portfolio would have been sold, which would have resulted in brokerage commissions or other transaction costs of approximately $139,000 (or approximately $0.01 per Target Fund share) for the Target Fund, based on average commission rates normally paid by the Target Fund. These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and thus will be borne by the Target Fund and its shareholders. Gains, if any, from such portfolio sales may result in increased distributions of net capital gain, which may have tax consequences to Target Fund shareholders. If the portfolio repositioning sales described above had occurred as of March 31, 2021, they would have resulted in net capital gains distributions of approximately $7.11 per share.

The actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Risks.”

Because the Funds each focus on domestic equity securities of large-capitalization companies, many of the principal investment risks of investing in the Funds are similar, but there are differences. In particular, given that the Acquiring Fund attempts to maintain a dividend that grows over time by investing in equity securities, including preferred securities, that provides current income at the time of purchase, the Acquiring Fund is subject to the risks of dividend-paying securities and preferred securities. The Target Fund invests primarily in stocks of domestic large-capitalization companies. In order to maintain distributions, the Acquiring Fund focuses on dividend-paying equity securities, typically of domestic large-capitalization companies, although the Fund may invest in companies of all capitalizations. The Acquiring Fund may also invest up to 25% of its nets assets in dollar-denominated equity securities of non-U.S. companies. The following table provides a comparison of the principal risks of the Funds as presented in their current prospectuses.

Principal Investment Risks*	Target Fund	Acquiring Fund
Active Management Risk	X	X
Currency Risk	—	X
Cybersecurity Risk	X	X
Dividend-Paying Security Risk	—	X
Equity Security Risk	X	X
Foreign Investment Risk	—	X
Frequent Trading Risk	X	—
Futures Contract Risk	X	—
Information Technology Sector Risk	X	—
Investment Strategy Risk	X	—
Large-Cap Company Risk	X	—
Market Risk	X	X
Preferred Security Risk	—	X
Small- and Mid-Cap Company Risk	X	X

*

Represents the principal investment risks as set forth in each Fund’s prospectus. Certain differences between the presentation of principal investment risks of the Funds are due primarily to differences in historical disclosure practices.

The following list contains descriptions of the principal investment risks for the Funds as those descriptions appear in each Fund’s summary prospectus:

Active Management Risk (Both Funds)—A Fund’s sub-adviser actively manages the Fund’s investments. Consequently, a Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause a Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk (Acquiring Fund only)—Even though the non-U.S. securities held by the Acquiring Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Acquiring Fund’s net asset value, the value of dividends and interest earned, and gains or losses realized on the sale of securities.

Cybersecurity Risk (Both Funds)—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes each Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting each Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which each Fund invests, which may cause the Fund’s investments to lose value.

Dividend-Paying Security Risk (Acquiring Fund only)—The Acquiring Fund’s investment in dividend-paying stocks could cause the Acquiring Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Acquiring Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time.

Equity Security Risk (Both Funds)—Equity securities in each Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry or sector of the market. Given the Acquiring Fund’s focus on dividend-paying securities, the Acquiring Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Acquiring Fund more vulnerable to adverse developments affecting such sectors or industries. From time to time, the Target Fund may also invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Target Fund more vulnerable to adverse developments affecting such sectors or industries.

Foreign Investment Risk (Acquiring Fund only)—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. To the extent the Acquiring Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse conditions affecting that country or region.

Frequent Trading Risk (Target Fund only)—The Target Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Target Fund pays when it buys and sells securities, which may detract from the Target Fund’s performance.

Futures Contract Risk (Target Fund only)—The use of futures contracts involves additional risks and transaction costs, which could leave the Target Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Information Technology Sector Risk (Target Fund only)—The Target Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

Investment Strategy Risk (Target Fund only)—Proprietary and third-party data and systems are utilized to support decision making by the sub-adviser for the Target Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Target Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Target Fund will perform as anticipated or enable the Target Fund to achieve its objective.

Large-Cap Company Risk (Target Fund only)—Because it invests primarily in securities of large-capitalization companies, the Target Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor.

Market Risk (Both Funds)—The market value of a Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of a Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments.

Preferred Security Risk (Acquiring Fund only)—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatment and possibly being issued by companies in heavily regulated industries.

Small- and Mid-Cap Company Risk (Both Funds)—Securities of small-cap companies involve substantial risk. Prices of small-cap securities may be subject to more abrupt or erratic movements, and to wider fluctuations, than security prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap securities at the desired time and price. While mid-cap securities may be slightly less volatile than small-cap securities, they still involve similar risks.

Comparison of the Funds

Principal Investment Strategies

The table below summarizes each Fund’s principal investment strategies and highlights relevant differences:

Target Fund	Acquiring Fund	Differences
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies.	Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common stocks and preferred securities. The Fund may invest in small-, mid- and large-cap companies.

Each Fund focuses on equity securities, but the Acquiring Fund focuses on dividend-paying equity securities. The Target Fund focuses on securities of large-capitalization companies while the Acquiring Fund may invest in all capitalization ranges but historically has had significant exposure to large-capitalization companies.

While both Funds may invest in preferred securities, investment in preferred securities is a principal investment strategy only for the Acquiring Fund.

Not a principal strategy.	The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are denominated in U.S. dollars.	The Acquiring Fund may invest in non-US securities to a greater degree than the Target Fund.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.	Not a principal strategy.	The Target Fund may invest in futures contracts to a greater degree than the Acquiring Fund.

Additional Information Regarding Principal Investment Strategies for the Target Fund and the Acquiring Fund.

Target Fund. In managing the Target Fund, the Target Fund’s sub-adviser, Nuveen Asset Management, LLC (“NAM” or a “Sub-Adviser”), selects securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, NAM will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. NAM will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

Acquiring Fund. The investment philosophy of the Acquiring Fund’s sub-adviser, Santa Barbara Asset Management, LLC (“SBAM” or a “Sub-Adviser”), is based on the premise that dividend growth constitutes a significant, and often overlooked, component of long-term total return. SBAM uses a unique investment approach whereby dividend paying companies are viewed and researched from the perspective of a growth manager. SBAM believes that, generally speaking, dividends are a sign of capital discipline, financial well-being and business sustainability and that they are the hallmark of a high-quality company that is suitable for long-term investment.

SBAM is focused on bottom-up fundamental analysis to identify what it believes to be the highest quality companies that meet the investment criteria. While macroeconomic issues are taken into consideration and may have an impact over the short term, they are not a meaningfully important part of SBAM’s investment process given its long-term focus. When selecting companies, SBAM evaluates certain factors, including a sound business model, strong overall financial position, earnings growth, return on equity, quality of management, potential for dividend growth, market valuation and the commitment to return cash to shareholders.

Fundamental Investment Restrictions

The Funds have fundamental investment restrictions that are identical, and each Fund is a diversified company under the 1940 Act. These fundamental investment restrictions may not be changed for a Fund without the approval of the holders of a majority of the Fund’s outstanding voting shares. In addition, the investment objective of the Acquiring Fund (but not the Target Fund) is fundamental and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting securities. For this purpose, a majority of a Fund’s outstanding voting shares means the vote of (1) 67% or more of the Fund’s shares, voting as a single class, present at a meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, voting as a single class, whichever is less.

For a complete description of the fundamental investment restrictions of each Fund, see the section entitled “Investment Restrictions” in each Fund’s statement of additional information.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds (excluding Class R3 shares of the Acquiring Fund, which are not offered by the Target Fund and which were converted to Class A shares of the Acquiring Fund on June 4, 2021) and the pro forma fees and expenses of the Acquiring Fund following the Reorganization. Shareholder fees reflect the fees currently in effect for each Fund, which will remain unchanged following the Reorganization. The Target Fund amounts are based on actual expenses for the six months ended February 28, 2021 (annualized) and the Acquiring Fund amounts are based on actual expenses for the six months ended January 31, 2021 (annualized). The estimated pro forma amounts are based on estimated expenses of the combined Fund for the six months ended January 31, 2021 (annualized).

The following information is based on current fees and expenses (except as noted for the Acquiring Fund pro forma), and assets as of the most recent semi-annual period for each Fund. Actual fees and expenses of the Funds will be based on assets following the Reorganization. The assets of the Funds will vary based on market conditions, redemptions, policy changes and other factors.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Class A(1)	5.75%	5.75%	5.75%
Class C	None	None	None
Class R6	None	None	None
Class I	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(2)
Class A	None	None	None
Class C	1.00%	1.00%	1.00%
Class R6	None	None	None
Class I	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None
Class C	None	None	None
Class R6	None	None	None
Class I	None	None	None
Exchange Fee
Class A	None	None	None
Class C	None	None	None
Class R6	None	None	None
Class I	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)(3)
Class A	$15	$15	$15
Class C	$15	$15	$15
Class R6	None	None	None
Class I	$15	$15	$15

(1)

No front-end sales charge will be imposed on Class A shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization. Additional information regarding sales load waivers for Class A shares can be found in the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.”

(2)

Class A share purchases of $1 million or more that were not subject to a front-end sales load are subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class C shares are subject to a CDSC if redeemed within 12 months of purchase. Class A and Class C shares of the Acquiring Fund received in the Reorganization in exchange for Class A and Class C shares of the Target Fund that were subject to a CDSC will remain subject to that CDSC until the expiration of the 18 month (in the case of Class A shares) or 12 month (in the case of Class C shares) period from the date of the original purchase of the Target Fund shares.

(3)

Fee applies to the following types of accounts under $1,000 held directly with a Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund		Acquiring Fund	Acquiring Fund Pro Forma
Management Fees
Class A	0.64%		0.60%	0.60%
Class C	0.64%		0.60%	0.60%
Class R6	0.64%		0.60%	0.60%
Class I	0.64%		0.60%	0.60%
Distribution and Service (12b-1) Fees
Class A	0.25%		0.25%	0.25%
Class C	1.00%		1.00%	1.00%
Class R6	0.00%		0.00%	0.00%
Class I	0.00%		0.00%	0.00%
Other Expenses
Class A	0.13%		0.09%	0.09%
Class C	0.13%		0.09%	0.09%
Class R6	0.08%		0.03%	0.03%
Class I	0.13%		0.09%	0.09%
Total Annual Fund Operating Expenses
Class A	1.02%		0.94%	0.94%
Class C	1.77%		1.69%	1.69%
Class R6	0.72%		0.63%	0.63%
Class I	0.77%		0.69%	0.69%
Fee Waivers and/or Expense Reimbursements
Class A	(0.04	)%(1)	0.00%	0.00%
Class C	(0.04	)%(1)	0.00%	0.00%
Class R6	(0.04	)%(1)	0.00%	0.00%
Class I	(0.04	)%(1)	0.00%	0.00%
Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements
Class A	0.98%		0.94%	0.94%
Class C	1.73%		1.69%	1.69%
Class R6	0.68%		0.63%	0.63%
Class I	0.73%		0.69%	0.69%

(1)

Nuveen Fund Advisors has agreed to waive fees and/or reimburse Target Fund expenses through July 31, 2023, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of each class of Target Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares are expected to be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the Acquiring Fund following the Reorganization. The examples assume you first invest $10,000 in a Fund as of November 1, 2021 (the first day of the month following the expected closing of the Reorganization), you remain invested for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The examples also assume that your investment has a 5% return each year, that expenses remain at the levels shown in the table above and that expense caps are operative through the periods indicated in the table above. These amounts are estimated; actual operating expenses will vary based on asset size and other factors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
1 Year
Class A	$669	$665	$665
Class C	$176	$172	$172
Class R6	$69	$64	$64
Class I	$75	$70	$70
3 Years
Class A	$874	$857	$857
Class C	$550	$533	$533
Class R6	$223	$202	$202
Class I	$239	$221	$221
5 Years
Class A	$1,099	$1,065	$1,065
Class C	$953	$918	$918
Class R6	$394	$351	$351
Class I	$421	$384	$384
10 Years
Class A	$1,745	$1,663	$1,663
Class C	$2,078	$1,998	$1,998
Class R6	$888	$786	$786
Class I	$947	$859	$859

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, which would be applicable to purchases of Class A shares of the Acquiring Fund made after completion of the Reorganization. However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with the Reorganization. Therefore, based on the assumptions described above, and removing the effect of the sales charge, your costs of remaining invested in Class A shares received in connection with the Reorganization would be:

Class A Shares	Acquiring Fund Pro Forma
1 Year	$96
3 Years	$300
5 Years	$520
10 Years	$1,155

Performance Information

The total returns of each Fund for the periods ended December 31, 2020, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The bar charts below illustrate calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar charts and the highest/lowest quarterly return information that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below illustrate average annual total returns for 1-year, 5-year and since inception periods (or with respect only to Class R6 shares, the 1-year and since inception periods) ended December 31, 2020 for the Target Fund and for the 1-year, 5-year and 10-year periods (or with respect only to Class R6 shares, the 1-year, 5-year and since inception periods) ended December 31, 2020 for the Acquiring Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Funds is available at www.nuveen.com/performance or by calling (800) 257-8787.

Target Fund—Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2021 was 13.06%. The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart ended December 31, 2020, the Target Fund’s highest and lowest quarterly returns were 24.00% and -25.45%, respectively, for the quarters ended June 30, 2020 and March 31, 2020.

Acquiring Fund—Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2021 was 6.21%. The performance of the other share classes will differ due to their different expense structures.

During the 10-year period ended December 31, 2020, the Acquiring Fund’s highest and lowest quarterly returns were 15.03% and -19.12%, respectively, for the quarters ended June 30, 2020 and March 31, 2020.

	Average Annual Total Returns for the Periods Ended December 31, 2020
Target Fund	Inception Date	1 Year	5 Years	Since Inception (Class A, Class C & Class I)	Since Inception (Class R6)
Class A (return before taxes)	6/17/13	4.47%	9.34%	10.45%	N/A
Class A (return after taxes on distributions)		4.26%	8.33%	9.49%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		2.79%	7.05%	8.11%	N/A
Class C (return before taxes)	6/17/13	10.02%	9.81%	10.49%	N/A
Class R6 (return before taxes)	6/30/16	10.89%	N/A	N/A	12.21%
Class I (return before taxes)	6/17/13	11.11%	10.92%	11.60%	N/A

Russell 1000® Index(1) (reflects no deduction for fees, expenses or taxes)		20.96%	15.60%	14.11%	16.50%
Lipper Multi-Cap Core Funds Category Average(2) (reflects no deduction for taxes or sales loads)		16.56%	12.87%	11.88%	14.13%

(1)

An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.

(2)	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2020
Acquiring Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R6)
Class A (return before taxes)	3/28/06	3.16%	11.63%	10.95%	N/A
Class A (return after taxes on distributions)		2.05%	10.33%	9.91%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		2.59%	9.09%	8.85%	N/A
Class C (return before taxes)	3/28/06	8.65%	12.12%	10.78%	N/A
Class R6 (return before taxes)	3/25/13	9.83%	13.33%	N/A	11.92%
Class I (return before taxes)	3/28/06	9.75%	13.25%	11.89%	N/A

S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)		18.40%	15.22%	13.88%	14.35%
Lipper Equity Income Funds Category Average(2) (reflects no deduction for taxes or sales loads)		4.43%	9.90%	9.80%	9.37%

(1)	An unmanaged index generally considered representative of the U.S. stock market.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Category.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year Ended	Rate
Target Fund	8/31/20	107%
Acquiring Fund	7/31/20	25%

Investment Adviser and Sub-Advisers

Each Fund is managed by Nuveen Fund Advisors, which offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2021, Nuveen, LLC managed approximately $1.2 trillion in assets, of which approximately $169.5 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to the Target Fund. NAM manages the investment of the Target Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Santa Barbara Asset Management, LLC, located at 2029 Century Park East, Suite 1600, Los Angeles, California 90067, to serve as sub-adviser to the Acquiring Fund. SBAM manages the investment of the Acquiring Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Portfolio Managers

Target Fund and Acquiring Fund.

David A. Chalupnik, CFA, is Senior Managing Director and Head of U.S. Active Equities Portfolio Management at NAM and Co-Head of SBAM. He joined NAM in 2002 and SBAM in 2019.

David S. Park, CFA, is Managing Director and Portfolio Manager at NAM and Co-Head and Director of Research of SBAM. He joined NAM in August 2020 and SBAM in 2011.

Target Fund only.

Scott M. Tonneson, CFA, is Managing Director and Portfolio Manager at NAM. He entered the financial services industry in 1994 and joined NAM in 2007 as Senior Research Analyst.

For a complete description of the advisory services provided to the Target Fund and the Acquiring Fund, see the section of each Fund’s prospectus entitled “Who Manages the Funds” and the sections of each Fund’s statement of additional information entitled “Service Providers—Investment Adviser” and “Service Providers—Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Fund or the Acquiring Fund, as applicable, is provided in each Fund’s statement of additional information.

Management Fees

Pursuant to an investment management agreement between Nuveen Fund Advisors and NIT, on behalf of the Target Fund, and a separate investment management agreement between Nuveen Fund Advisors and NIT II, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors a fund-level fee, payable monthly, at the annual rate set forth below:

Current Fund-Level Management Fee Schedule—Target Fund & Acquiring Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For the next $2.5 billion	0.4000%
For the next $2.5 billion	0.3875%
For net assets over $10 billion	0.3750%

In addition to the fund-level fee, each Fund pays Nuveen Fund Advisors a complex-level fee. The maximum complex-level fee is an annual rate of 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of up to $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end funds and Nuveen mutual funds organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen mutual funds that were reorganized into funds advised by an affiliate of Nuveen Fund Advisors during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (“TOB”) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The complex-level fee for each Fund is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the eligible assets as set forth above, and making, as appropriate, upward adjustments to that rate based upon the percentage of the Fund’s assets that are not eligible assets. As of March 31, 2021, the effective complex-level fee rate was 0.1555% for the Target Fund and 0.1559% for the Acquiring Fund.

The Target Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of NIT, and the Acquiring Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of NIT II, at a meeting held on May [●], 2021. Information regarding the Board of Trustees’ considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement (i) for the Target Fund will be available in the Fund’s Annual Report for the fiscal year ended August 31, 2021, and (ii) for the Acquiring Fund will be available in the Fund’s Annual Report for the fiscal year ended July 31, 2021.

For the Target Fund’s fiscal year ended August 31, 2020 and for the Acquiring Fund’s fiscal year ended July 31, 2020, each Fund paid Nuveen Fund Advisors the following management fees (inclusive of the complex-level fee, but net of fee waivers and expense reimbursements, where applicable), as a percentage of the Fund’s average daily net assets:

Management Fee Rate
Target Fund	0.60%
Acquiring Fund	0.61%

Distributor; Distribution and Service Fees

Nuveen Securities, LLC (the “Distributor”), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for each Fund.

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, for each Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares. For each Fund, Class I and Class R6 shares are not subject to either distribution or service fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s prospectus entitled “What Share Classes We Offer” and the section of the Fund’s statement of additional information entitled “Distribution and Service Payments—Distribution and Service Plan.”

Purchase, Redemption and Exchange of Shares

The Target Fund offers four classes of shares: Class A, Class C, Class R6 and Class I. The Acquiring Fund offers four classes of shares: Class A, Class C, Class R6 and Class I. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or, with respect to Class I and Class R6 shares only, directly from the respective Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. Any Acquiring Fund shares received in exchange for Target Fund shares pursuant to the Reorganization will be subject to the Acquiring Fund’s standard fee structure applicable to the class of Acquiring Fund shares received. Class A shares of the Acquiring Fund are subject to a sales load that will apply to purchases of Acquiring Fund shares made after completion of the Reorganization; however, the sales load will be waived for shares issued in the Reorganization. Class C shares of the Acquiring Fund, as well as Acquiring Fund Class A share purchases of $1 million or more, that are not subject to a front-end sales load, are subject to a contingent deferred sales charge which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization. With respect to Class A and Class C shares of the Target Fund that are subject to a contingent deferred sales charge, shares of the corresponding class of the Acquiring Fund received in the Reorganization will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you initially purchased your Target Fund Class C shares and within 18 months of the date you initially purchased your Target Fund Class A shares. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive shares in connection with the Reorganization. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

	Class A and Class C	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts through fee-based programs.

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in the Reorganization will not result in taxable gain or loss to the shareholder for federal income tax purposes.

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen fund under an inter-fund lending program maintained by the Nuveen funds pursuant to exemptive relief granted by the SEC. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets (i.e., in-kind). Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from the redemption and from the sale of the in-kind securities received. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

You may sell (redeem) your shares on any business day, which is any day the New York Stock Exchange is open for business. You will receive the share price next determined after the Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price.

The Funds will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 10 business days from your purchase date.

For a complete description of purchase, redemption and exchange options, see the sections of each Fund’s prospectus entitled “How to Buy Shares,” “How to Sell Shares” and “General Information,” and the section of each Fund’s statement of additional information entitled “Purchase and Redemption of Fund Shares.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the Distributor or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information. See the section entitled “Distribution and Service Payments” in each Fund’s prospectus for additional information.

Distributions and Taxes

The Acquiring Fund normally declares and pays income dividends quarterly and any taxable gains annually. The Target Fund normally declares and pays income dividends and any taxable gains annually. If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of this Proxy Statement/Prospectus entitled “The Proposed Reorganization—Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

The federal income tax treatment of dividends and distributions will be the same whether or not they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Board Members and Officers

The governance of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the investment management agreement for each Fund, is the responsibility of the applicable Board of Trustees. The same individuals constitute the Board of Trustees of NIT II and the Board of Trustees of NIT, and each Fund also has the same individuals serving as officers. As of the date of this Proxy Statement/Prospectus, there are ten members of the Board of Trustees, all of whom are not “interested persons” as defined in the 1940 Act. The names and business addresses of the Board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the statement of additional information, as supplemented, for the Acquiring Fund.

Further Information

Additional information concerning the Target Fund and the Acquiring Fund is contained in the Reorganization SAI. A discussion of the Funds’ policies and procedures regarding the pricing and frequent trading of Fund shares, which are identical, is contained in each Fund’s prospectus under the headings “Net Asset Value” and “Frequent Trading,” respectively. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Approval by the Board of Trustees

Based on the considerations described below, the Board of Trustees of NIT (the “Target Board”), all of whom are not “interested persons” as defined in the 1940 Act, has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Trustees of NIT II (the “Acquiring Board”; the Target Board and the Acquiring Board are each a “Board”), all of whom are not “interested persons” as defined in the 1940 Act, has also determined that the Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. At a meeting held on April 22, 2021 (the “Meeting”), the Boards approved the Reorganization, and the Target Board recommended that the shareholders of the Target Fund vote in favor of the Reorganization.

At the Meeting, the Adviser provided the Boards with information regarding the proposed Reorganization and potential alternatives to the proposed Reorganization. Prior to approving the Reorganization, each Board reviewed and discussed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters, and met with independent legal counsel in a private session without management present. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Reorganization and, with respect to the Target Board, recommending that shareholders of the Target Fund approve the Reorganization:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which a Fund would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the existing shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Boards noted that although each Fund invests primarily in equity securities, there are certain differences in their investment objectives and principal investment strategies. In this regard, the investment objective of the Target Fund is long-term capital appreciation, while the investment objective of the Acquiring Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. In connection with their respective principal investment strategies, the Target Fund invests primarily in the equity securities of large-capitalization companies while the Acquiring Fund invests primarily in dividend-paying common stocks and preferred securities. Further, although the Acquiring Fund may, in connection with its principal investment strategies, invest in small-, mid- and large-capitalization companies, it has significant historical exposure to large-capitalization companies. In addition, the Acquiring Fund may invest up to 25% of its net assets in non-U.S. equity securities that are denominated in U.S. dollars.

With respect to compatibility of risks, the Boards, among other things, considered the principal risks applicable to each Fund. The Boards recognized that although each Fund is subject to certain risks associated with its investments in equity securities and active management, there were some differences in the principal risks between the Funds as a result of differences in their investment objectives and principal investment strategies. In this regard, the Boards recognized that an investment in the Acquiring Fund would be subject to certain additional principal risks that were not principal risks applicable to an investment in the Target Fund, including currency risk, dividend-paying security risk, foreign investment risk and preferred security risk. Principal risks applicable to an investment in the Target Fund, but not the Acquiring Fund, include, among other things, futures contract risk.

Consistency of Portfolio Management

The Boards noted that the Funds have the same investment adviser, but different sub-advisers. Further, in March 2021, the two portfolio managers who have managed the Acquiring Fund since June 2019 were added as portfolio managers to the Target Fund, which currently has three portfolio managers. The Boards further noted that the sub-adviser and portfolio managers of the Acquiring Fund would continue to serve as sub-adviser and portfolio managers of the combined fund upon completion of the Reorganization.

Relative Sizes

The Boards noted that the Acquiring Fund had significantly greater net assets than the Target Fund as of March 31, 2021. Further, the Target Board noted that combining the Funds should provide additional benefits to Target Fund shareholders as fixed operating expenses of the combined fund following the Reorganization will be spread over a larger asset base. See “Fees and Expense Ratios” below.

Relative Investment Performance

The Boards considered the relative investment performance of the Funds over various periods. The Boards observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed the Target Fund for the three- and five-year periods ended March 31, 2021 and for the 2017, 2018 and 2019 calendar years, while the Target Fund outperformed the Acquiring Fund for the year-to-date and one-year periods ended March 31, 2021, as well as for the 2016 and 2020 calendar years. The Boards further considered, with respect to Class A shares, the performance history of the Acquiring Fund compared to the S&P 500® Index, the Morningstar US Large Blend category and the Lipper Equity Income Funds category for the year-to-date, one-year, three-year, five-year and ten-year periods ended March 31, 2021 and the five most recently completed calendar years. They also considered, with respect to Class A shares, the performance history of the Target Fund compared to the Russell 1000® Index, the Morningstar US Large Blend category and the Lipper Multi-Cap Core Funds category for the same periods and calendar years (except for the ten-year period ended March 31, 2021 given that the Target Fund commenced operations in 2013).

Fees and Expense Ratios

The Boards considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganization) and the impact of expense caps, if any. In this regard, for the Target Fund, the Target Board noted that if the Reorganization is approved and completed, the gross expense ratio of the combined fund was expected to be lower than both the gross and net expense ratios of the Target Fund for all share classes. As a related matter, for each respective share class of the combined fund, the gross and net expense ratios were expected to be equal to one another. The Target Board also noted that, after taking into account fund-level and complex-level breakpoints, the management fee of the combined fund was expected to be lower than the management fee of the Target Fund for all share classes. For the Acquiring Fund, the Acquiring Board noted that if the Reorganization is approved and completed, the gross and net expense ratios were expected to remain the same for all share classes.

Tax Consequences of the Reorganization

The Boards considered the tax implications of the Reorganization. The Boards noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Boards recognized that with fund reorganizations, applicable federal income tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Target Board considered that the Target Fund’s portfolio will be realigned prior to the Reorganization and the estimated associated transaction costs to be incurred as a result of such portfolio repositioning. The Target Board further noted that there could be some gains resulting from portfolio realignment that may be distributed to Target Fund shareholders prior to the Reorganization. As a related matter, the Target Board considered that if the portfolio repositioning sales of the Target Fund had occurred as of March 31, 2021, they would have resulted in the distribution of net capital gains to Target Fund shareholders.

Costs of the Reorganization

The Boards considered the costs of the Reorganization and noted that generally, when a reorganization involving Nuveen mutual funds is approved and completed, each participating fund is allocated the direct expenses of the reorganization in an amount up to and in proportion to its projected cost savings during the first year following the reorganization, subject to expense cap limitations. However, because the Acquiring Fund is not expected to experience any significant cost savings due to the Reorganization and the Target Fund is currently operating above its existing expense cap, Nuveen will bear all of the direct expenses of the Reorganization. Further, if the Reorganization is not approved or completed, Nuveen will absorb all of the direct expenses associated with the proposal. In addition, the direct expenses of the Reorganization do not include the costs associated with the portfolio repositioning that will occur in advance of the Reorganization, which will be borne by the Target Fund and its shareholders.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of the Target Fund surrendered. Holders of each class of shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Effect on Shareholder Rights

The Target Board noted that holders of Class A, Class C, Class R6 and Class I shares of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees (if any). The Target Board also considered that the Target Fund is a series of NIT (a Massachusetts business trust) and the Acquiring Fund is a series of NIT II (also a Massachusetts business trust). In this regard, the rights of Target Fund shareholders and Acquiring Fund shareholders are identical under the respective declarations of trust.

Alternatives to the Reorganization

The Target Board considered the limited growth potential for the Target Fund and net outflows for the year-to-date, one-year and three-year time periods. The Target Board considered alternatives to the Reorganization and noted that it could have decided to liquidate the Target Fund; however, the Target Board did not believe this alternative was in the best interests of shareholders of the Target Fund as liquidation would result in a taxable event for shareholders, with potentially greater negative tax consequences (depending on a shareholder’s tax basis in its shares) than might result from the distribution of net capital gains that could occur as a result of the portfolio repositioning of the Target Fund.

Potential Benefits to the Adviser and Its Affiliates

The Boards recognized that Nuveen may receive some cost savings from the Reorganization as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex. In addition, as indicated above, Nuveen will bear all of the direct expenses of the Reorganization and, if the Reorganization is not approved or completed, Nuveen will absorb all of the direct expenses associated with the proposal.

Conclusion

The Target Board approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Acquiring Board also approved the Reorganization, concluding that the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The Boards did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Agreement

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix A hereto. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of newly issued full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The closing of the Reorganization will take place after the close of regular trading on the New York Stock Exchange on the Closing Date.

In the Reorganization, the Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and issue and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Valuation Time”). As of the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares of the corresponding class received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund.

As a result of the Reorganization, each Target Fund Class A, Class C, Class R6 and Class I shareholder will receive a number of Acquiring Fund Class A, Class C, Class R6 and Class I shares, respectively, equal in value, as of the Valuation Time, to the value of the Target Fund Class A, Class C, Class R6 and Class I shares owned by such shareholder as of the Valuation Time.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the parties thereto. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by any other party of any representation, warranty or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Trustees of NIT or NIT II, as applicable, that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions, as set forth in the Acquiring Fund’s prospectus and statement of additional information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund. See the section captioned “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. The Acquiring Fund has established and designated four classes of shares, par value $0.01 per share, consisting of Class A, Class C, Class R6 and Class I. Only Class A, Class C, Class R6 and Class I shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. NIT II’s declaration of trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of NIT II, an open-end management investment company registered with the SEC under the 1940 Act. NIT II currently has ten series, including the Acquiring Fund, and the Board of Trustees may, in its sole discretion, create additional series from time to time. Each class of shares of the Acquiring Fund represents an interest in the same portfolio of investments. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Board of Trustees of NIT II has the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of NIT II contains an express disclaimer of shareholder liability for acts or obligations of NIT II and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by NIT II or the trustees. NIT II’s declaration of trust further provides for indemnification out of the assets and property of NIT II for all losses and expenses of any shareholder held personally liable for the obligations of NIT II. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and NIT II or the Acquiring Fund itself was unable to meet its obligations. NIT II believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Target Fund shareholders who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Other Service Providers to the Funds

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian and securities lending agent for the assets of each Fund. DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

PricewaterhouseCoopers LLP (“PwC”) serves as the independent auditors for the Acquiring Fund. KPMG LLP serves as the independent auditors for the Target Fund. PwC will continue to serve as the independent auditors for the Acquiring Fund following the Reorganization.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset whether or not such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Reorganization occurs but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Valuation Time, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including sales in connection with the repositioning described below, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders who are subject to federal income tax.

The Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

If the Reorganization had occurred as of March 31, 2021, it is estimated that approximately 79% (or $368.8 million) of the Target Fund’s investment portfolio would have been sold. Gains, if any, from such portfolio sales may result in increased distributions of net capital gain. If the portfolio repositioning sales described above had occurred as of March 31, 2021, they would have resulted in net capital gains distributions of approximately $81.4 million (approximately $7.11 per share).

The actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s and the Acquiring Fund’s pre-Reorganization realized and unrealized capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of January 31, 2021, the Acquiring Fund did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains. As of January 31, 2021, the Target Fund had unused capital loss carryforwards in the amount of $6,440,444 available for federal income tax purposes to be applied against capital gains.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. This may include any gain realized by the Acquiring Fund as a result of the sale of the Acquiring Fund’s portfolio investments to meet redemption requests following the closing of the Reorganization. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

If the Reorganization is approved and completed, the direct costs of the Reorganization will be allocated between the Funds ratably based on the cost savings each Fund is projected to experience in the first year following the Reorganization as opposed to continuing to operate separately. The direct expenses of the Reorganization are estimated to be approximately $350,000. To the extent that each Fund’s expenses, including the direct expenses of the Reorganization, would exceed the Fund’s current expense cap, Nuveen will bear the portion of the Reorganization expenses necessary for the Fund to operate within the cap. Because the Acquiring Fund is not expected to experience any significant cost savings due to the Reorganization and the Target Fund is currently operating above its existing expense cap, it is anticipated that Nuveen will bear all of the direct expenses of the Reorganization that would otherwise be allocated to the Funds. In addition, if the Reorganization is not approved or completed, the Adviser will bear all direct expenses associated with the proposal. Direct expenses of the Reorganization do not include the costs associated with the portfolio repositioning that will occur in advance of the Reorganization, which will be borne by the Target Fund and its shareholders.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $[●], plus reasonable expenses, which is included in the expense estimate above.

Description of Massachusetts Business Trusts

The Target Fund is a series of NIT, a Massachusetts business trust organized on May 6, 1996. The Acquiring Fund is a series of NIT II, a Massachusetts business trust organized on June 27, 1997. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s operative documents.

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Delaware or Maryland, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Each Trust’s declaration of trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. Each Trust’s Declaration of Trust contains such provisions.

Each of NIT, of which the Target Fund is a series, and NIT II, of which the Acquiring Fund is a series, is governed by its Declaration of Trust and by-laws. Under each Trust’s Declaration of Trust,

any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the Trustees. Further, each Trust’s Declaration of Trust provides that certain determinations made in good faith by the Trustees are binding upon the Trust’s series and its shareholders, and shares of the Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of each Trust’s governing documents.

Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Trust’s Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Chair of the Board of Trustees, the Chief Administrative Officer or two or more Trustees and must be called at the written request of shareholders owning at least 10% of the outstanding shares entitled to vote be cast at the meeting. The by-laws of each Trust provide that the holders of a majority of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the by-laws, each Trust’s Declaration of Trust and by-laws provide that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of Trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the Trustees.

Election and Removal of Trustees. Each Trust’s Declaration of Trust provides that the Trustees determine the size of the Board of Trustees, subject to a minimum of two and a maximum of 12. Under each Trust’s Declaration of Trust, each Trustee holds office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the Trustee’s successor is elected and qualified, and Trustees may serve terms of unlimited duration. It also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining Trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under each Trust’s Declaration of Trust, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the Trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes. Each Trust’s Declaration of Trust gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust. Amendments to each Trust’s Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the Trustees without a shareholder vote. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the Trustees contained in the applicable Trust’s Declaration of Trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Declaration of Trust may require voting by series or class.

Shareholder, Trustee and Officer Liability. Each Trust’s Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his, her or it being or having been a shareholder and not because of his, her or its acts or omissions or for some other reasons. In addition, each Trust will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, each Trust’s Declaration of Trust provides that any person who is a Trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each Trust’s Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each Trust’s Declaration of Trust also provides that the Trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to each Trust’s Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trusts and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of January 31, 2021, and the pro forma capitalization of the Acquiring Fund following the Reorganization assuming that the Reorganization took place as of such date. There is no assurance that the Reorganization will occur. These numbers may differ as of the Closing Date of the Reorganization.

Capitalization Table as of January 31, 2021 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)		Acquiring Fund Pro Forma
Net Assets
Class A	$88,035,462	$668,452,005	$(1,076,564	)(3)	$755,410,903
Class C	65,508,002	316,498,205	(438,935	)(3)	381,567,272
Class R3(2)	N/A	9,310,618	(1,250	)(3)	9,309,368
Class R6	2,146,552	2,827,308,017	—	(3)	2,829,454,569
Class I	287,801,374	2,000,820,221	(3,580,429	)(3)	2,285,041,166

Total	$443,491,390	$5,822,389,066	$(5,097,178)		$6,260,783,278

Shares Outstanding
Class A	2,396,830	14,668,015	(461,929	)(4)	16,602,916
Class C	1,817,711	6,953,011	(376,596	)(4)	8,394,126
Class R3(2)	N/A	202,595	—	(4)	202,595
Class R6	58,665	61,423,567	(12,031	)(4)	61,470,201
Class I	7,857,523	43,952,911	(1,523,928	)(4)	50,286,506

Total	12,130,729	127,200,099	(2,374,484)		136,956,344

Net Asset Value Per Share
Class A	$36.73	$45.57			$45.50
Class C	$36.04	$45.52			$45.46
Class R3(2)	N/A	$45.96			$45.95
Class R6	$36.59	$46.03			$46.03
Class I	$36.63	$45.52			$45.44
Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R3(2)	N/A	Unlimited			Unlimited
Class R6	Unlimited	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Reorganization was effective as of January 31, 2021 and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on [●], 2021 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)	Class R3 shares of the Acquiring Fund were converted to Class A shares of the Acquiring Fund at the close of business on June 4, 2021.
(3)

The expenses associated with the proposed Reorganization are estimated to be approximately $350,000. To the extent that a Fund’s expenses, including the Reorganization expenses, would exceed the Fund’s current expense cap, Nuveen will absorb the portion of the Reorganization expenses necessary for the Fund to operate within the cap. Because the Acquiring Fund will not experience any savings due to the Reorganization and the expenses of the Target Fund exceed its expense cap, Nuveen will absorb all direct costs of the Reorganization. The figures assume the Target Fund is not required to make any distributions prior to the Reorganization and assumes that the Acquiring Fund will be required to distribute its tax basis undistributed net investment income of $6,682,017 and tax basis accumulated net realized gains of $19,365,613 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Acquiring Fund shares using estimated reinvestment rates of 64%, 69%, 97%, 100% and 60% for Class A, Class C, Class R3, Class R6 and Class I, respectively, resulting in a total cash distribution for the Target Fund of $5,097,178.
(4)

Reflects the issuance by the Acquiring Fund of approximately 1,934,901 Class A shares, 1,441,115 Class C shares, 46,634 Class R6 shares and 6,333,595 Class I shares to Class A, Class C, Class R6 and Class I shareholders, respectively, of the Target Fund.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class C, Class R6 and Class I shares of the Acquiring Fund pursuant to the Agreement will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of [●], 2021, the record date (the “Record Date”) with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated pro forma percentage of shares of the Acquiring Fund that would have been owned by such parties assuming the Reorganization occurred on the Record Date. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund after the Reorganization

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund after the Reorganization

As of the close of business on [●], 2021, there were [●] Class A shares, [●] Class C shares, [●] Class R6 shares and [●] Class I shares of the Target Fund outstanding. [As of the Record Date, the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.]

As of close of business on [●], 2021, there were [●] Class A shares, [●] Class C shares, [●] Class R3 shares,[●] Class R6 shares and [●] Class I shares of the Acquiring Fund outstanding. Class R3 shares of the Acquiring Fund were converted to Class A shares of such Fund at the close of business on June 4, 2021. [As of the Record Date, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.]

As set forth in the tables above, affiliates of Nuveen (including funds managed by affiliates of Nuveen) own shares of the Target Fund. It is expected that these shares will be present at the Special Meeting and voted in favor of the Reorganization proposal.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the Target Fund, voting as a single class.

Voting by Proxy

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and thus have the same effect as a vote “AGAINST” the Reorganization.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The submission of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so. If you intend to attend and vote your shares at the Special Meeting, you must comply with the procedural requirements set forth in the accompanying Notice of Special Meeting of Shareholders.

Quorum and Other Voting Requirements

The presence in person or by proxy of the holders of a majority of the voting power of the shares of beneficial interest of the Target Fund entitled to vote at the Special Meeting will constitute a quorum for the transaction of any business.

With respect to the Target Fund, if a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the holders of a majority of shares present in person or by proxy and entitled to vote shall have the power to adjourn the Special Meeting to permit further solicitation of proxies. The Special Meeting of shareholders may be adjourned by announcement to a designated time and place by the vote of the holders of a majority of the shares present and entitled to vote at the Special Meeting even though less than a quorum may be present. An adjourned meeting may reconvene as designated, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Proxies of shareholders of the Target Fund are solicited by the Board of Trustees of NIT. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

[●], 2021

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

APPENDIX A—FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [•] day of [•], 2021 by Nuveen Investment Trust II, a Massachusetts business trust (the “Acquiring Trust”), on behalf of Nuveen Santa Barbara Dividend Growth Fund, a series of the Acquiring Trust (the “Acquiring Fund”), Nuveen Investment Trust, a Massachusetts business trust (the “Target Trust”), on behalf of Nuveen Large Cap Core Fund, a series of the Target Trust (the “Target Fund”), and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of this Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Trust and Target Trust may be referred to herein each as a “Trust” and, collectively, as the “Trusts.” The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest, par value $0.01 per share, of the corresponding classes of shares of the Acquiring Fund as set forth on Exhibit A (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all of the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Target Fund is a separate series of the Target Trust, and each Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Trust (the “Target Trust Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. All Acquiring Fund Shares to be issued to the Target Fund shall be issued at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. With respect to Class C shares of the Acquiring Fund that are transferred in the Reorganization to former holders of Class C shares of the Target Fund, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class C shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2    ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions, as set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Trust Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.3    LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4    LIQUIDATING DISTRIBUTION. As of the Effective Time (as defined in Section 3.1), the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1 to its shareholders of record of the corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and, collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All of the issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6    TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7    LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Trust’s governing documents and the laws of the Commonwealth of Massachusetts promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8    REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9    BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1    VALUATION OF TARGET FUND ASSETS. The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2    VALUATION OF ACQUIRING FUND SHARES. The net asset value per share for each class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3    SHARES TO BE ISSUED. The number of Acquiring Fund Shares (including fractional shares, if any) to be issued in exchange for the Target Fund’s net assets as described in Article I shall be determined with respect to each class by dividing the value of such assets (net of the liabilities) transferred to the Acquiring Fund with respect to each class of shares of the Target Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined in accordance with Section 2.2.

2.4    EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5    COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II shall be made by or under the direction of the Funds’ custodian in accordance with its regular practice in such capacity.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The conditions precedent set forth in Articles VI–VIII herein must be satisfied or waived with respect to both Funds in order for the closing of the Reorganization to take place. The Closing shall occur on [•], 2021 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3    TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all of the shareholders of the Target Fund, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Target Fund at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4    DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE TARGET FUND. The Target Trust, on behalf of itself and the Target Fund, represents and warrants as follows:

(a)    The Target Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)    The Target Fund is a separate series of the Target Trust duly authorized in accordance with the applicable provisions of the Target Trust’s Declaration of Trust.

(c)    The Target Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)    The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Target Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing.

(f)    No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)    The financial statements of the Target Fund as of August 31, 2020, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2020, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)    The unaudited semi-annual financial statements of the Target Fund as of February 28, 2021, and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 28, 2021, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i)    Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition,

assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)    All federal, state, local, and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)    All of the issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Target Fund, and no outstanding securities convertible into shares of the Target Fund.

(l)    At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Trust Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)    The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o)    From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Target Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(q)    For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants as follows:

(a)    The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)    The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)    The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in violation of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)    No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)    The financial statements of the Acquiring Fund as of July 31, 2020 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of July 31, 2020, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)    The unaudited semi-annual financial statements of the Acquiring Fund as of January 31, 2021 and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of January 31, 2021, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)    Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)    All federal, state, local, and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)    All of the issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and no outstanding securities convertible into shares of the Acquiring Fund.

(k)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Trust Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)    The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)    The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)    From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)    For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date), and intends to continue to qualify as a RIC under Subchapter M of the Code; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS

5.1    OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2    APPROVAL OF SHAREHOLDERS. The Target Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement and the transactions contemplated thereby and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Controller or Treasurer of the Target Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7    PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders and related matters (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8    TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trusts shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trusts will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1    All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Acquiring Trust’s Chief Administrative Officer or any Vice President, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Target Fund shall reasonably request.

6.2    The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1    All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the Target Trust’s Chief Administrative Officer or any Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3    The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Trust.

7.4    Prior to the Valuation Time, the Target Fund will have declared and paid the dividends contemplated by Section 8.5.

7.5    The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1    This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2    As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The Target Fund shall have declared and paid, prior to the Valuation Time, a dividend or dividends with respect to its shares in an amount to be determined by the Target Fund’s past practice that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6    The Target Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)    The Acquiring Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)    The execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to this Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws.

(c)    To the knowledge of such counsel, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.7    The Acquiring Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)    The Target Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)    The execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to this Agreement will not, violate the Target Trust’s Declaration of Trust or By-Laws.

(c)    To the knowledge of such counsel, (i) the Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.8    The Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)    The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)    No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target

Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)    No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)    The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)    The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)    The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Trusts and the Funds, and each Trust and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1    The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by the Funds up to and in proportion to each Fund’s anticipated cost savings in the first year following the Reorganization. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that a Fund’s expenses, including Reorganization Expenses, exceed a Fund’s expense limitation, the Adviser or an affiliate will bear the Reorganization Expenses. If the Reorganization is not approved or completed, the Adviser or an affiliate will bear the Reorganization Expenses. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear its own such costs.

9.2    Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3    Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    The parties agree that no party has made to the other party any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer or any Vice President of each Trust without further action by the Target Trust Board or the Acquiring Trust Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)    a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)    a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)    a determination by the Target Trust Board or the Acquiring Trust Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trusts or the Funds.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Trust subject to the prior review of each Fund’s counsel and the authorization of each Trust’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1    The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust of which the Fund is a series personally, but shall bind only the property of the Fund, as provided in the applicable Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Trust’s Board of Trustees, on behalf of its respective Fund, and this Agreement has been signed by authorized officers of each Trust acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the applicable Trust’s Declaration of Trust.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST II, on behalf of Nuveen Santa Barbara Dividend Growth Fund

By:
Name:	Mark J. Czarniecki
Title:	Vice President and Secretary

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Large Cap Core Fund

By:
Name:	Mark J. Czarniecki
Title:	Vice President and Secretary

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:	Kevin J. McCarthy
Title:	Senior Managing Director, Secretary and Co-General Counsel

[Signature Page to Agreement and Plan of Reorganization—Reorganization of Nuveen Investment Trust/Nuveen Large Cap Core Fund into Nuveen Investment Trust II/Nuveen Santa Barbara Dividend Growth Fund]

EXHIBIT A

SHARE CLASSES

Nuveen Large Cap Core Fund (Target Fund) Share Classes	Nuveen Santa Barbara Dividend Growth Fund (Acquiring Fund) Corresponding Share Classes

A	A

C	C

R6	R6

I	I

APPENDIX B—FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUND

The financial highlights table is intended to help you understand the Acquiring Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Acquiring Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, except with respect to the six-months ended January 31, 2021 which is unaudited. The auditor’s report for the most recent fiscal year, along with the Acquiring Fund’s financial statements, are included in the annual report, which is incorporated by reference into the Reorganization SAI and available upon request.

Nuveen Santa Barbara Dividend Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31:	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(d)
Class A (3/06)
2021(e)	$43.32	$0.32	$3.73	$4.05	$(0.28)	$(1.52)	$(1.80)	$45.57	9.32%	$668,452	0.94	%*	1.41	%*	4%
2020	44.21	0.61	2.28	2.89	(0.67)	(3.11)	(3.78)	43.32	6.54	624,209	0.95		1.42		25
2019	42.61	0.65	3.49	4.14	(0.60)	(1.94)	(2.54)	44.21	10.29	497,332	0.96		1.57		31
2018	38.84	0.58	4.98	5.56	(0.56)	(1.23)	(1.79)	42.61	14.56	464,170	0.96		1.42		28
2017	35.52	0.58	3.30	3.88	(0.56)	—	(0.56)	38.84	11.04	449,109	0.97		1.61		22
2016	36.39	0.53	0.55	1.08	(0.53)	(1.42)	(1.95)	35.52	3.47	667,299	0.99		1.57		28
Class C (3/06)
2021(e)	43.28	0.15	3.72	3.87	(0.11)	(1.52)	(1.63)	45.52	8.90	316,498	1.69	*	0.66	*	4
2020	44.16	0.29	2.29	2.58	(0.35)	(3.11)	(3.46)	43.28	5.75	328,375	1.70		0.67		25
2019	42.53	0.34	3.49	3.83	(0.26)	(1.94)	(2.20)	44.16	9.46	499,839	1.71		0.82		31
2018	38.77	0.27	4.98	5.25	(0.26)	(1.23)	(1.49)	42.53	13.70	491,639	1.71		0.67		28
2017	35.46	0.30	3.30	3.60	(0.29)	—	(0.29)	38.77	10.21	507,089	1.72		0.83		22
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46	2.69	556,889	1.74		0.81		28
Class R3 (3/09)
2021(e)	43.68	0.27	3.75	4.02	(0.22)	(1.52)	(1.74)	45.96	9.18	9,311	1.19	*	1.15	*	4
2020	44.55	0.51	2.30	2.81	(0.57)	(3.11)	(3.68)	43.68	6.27	10,852	1.20		1.16		25
2019	42.89	0.55	3.52	4.07	(0.47)	(1.94)	(2.41)	44.55	10.01	19,831	1.21		1.32		31
2018	39.09	0.48	5.02	5.50	(0.47)	(1.23)	(1.70)	42.89	14.27	23,080	1.21		1.17		28
2017	35.79	0.49	3.33	3.82	(0.52)	—	(0.52)	39.09	10.77	22,881	1.22		1.33		22
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79	3.22	21,662	1.24		1.30		28
Class R6 (3/13)
2021(e)	43.74	0.42	3.74	4.16	(0.35)	(1.52)	(1.87)	46.03	9.49	2,827,308	0.63	*	1.78	*	4
2020	44.62	0.75	2.30	3.05	(0.82)	(3.11)	(3.93)	43.74	6.86	69,249	0.64		1.73		25
2019	43.03	0.78	3.54	4.32	(0.79)	(1.94)	(2.73)	44.62	10.66	80,768	0.65		1.88		31
2018	39.19	0.70	5.04	5.74	(0.67)	(1.23)	(1.90)	43.03	14.91	64,717	0.64		1.69		28
2017	35.81	0.70	3.34	4.04	(0.66)	—	(0.66)	39.19	11.41	26,984	0.65		1.91		22
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81	3.80	35,219	0.66		1.89		28

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31:	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(d)
Class I (3/06)
2021(e)	43.28	0.38	3.71	4.09	(0.33)	(1.52)	(1.85)	45.52	9.44	2,000,820	0.69	*	1.66	*	4
2020	44.17	0.72	2.28	3.00	(0.78)	(3.11)	(3.89)	43.28	6.82	1,901,783	0.70		1.67		25
2019	42.64	0.75	3.49	4.24	(0.77)	(1.94)	(2.71)	44.17	10.57	2,072,824	0.71		1.82		31
2018	38.87	0.68	4.99	5.67	(0.67)	(1.23)	(1.90)	42.64	14.84	2,131,227	0.71		1.66		28
2017	35.54	0.66	3.32	3.98	(0.65)	—	(0.65)	38.87	11.34	1,853,930	0.72		1.81		22
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54	3.73	1,483,520	0.74		1.82		28

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with Nuveen Fund Advisors, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2021 (Unaudited).
*	Annualized.

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	LCC0821

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-[•] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

Meetings.computershare.com/

on [•], 2021 at [•], Central Time.

To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

NUVEEN LARGE CAP CORE FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2021

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Large Cap Core Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints Mark J. Czarniecki, Kevin J. McCarthy, Diana R. Gonzalez, Christopher M. Rohrbacher, Mark L. Winget and Eric F. Fess or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Large Cap Core Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: Meetings.computershare.com/, on [•], 2021, at [•] Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Large Cap Core Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

  VOTE VIA THE INTERNET: www.proxy-direct.com

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Nuveen Large Cap Core Fund

Special Meeting of Shareholders to Be Held Virtually on [•], 2021.

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A	Proposal	FOR	AGAINST	ABSTAIN
1.

To approve the consolidation of Nuveen Large Cap Core Fund (the “Target Fund”) into Nuveen Santa Barbara Dividend Growth Fund (the “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization that provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class C, Class R6 and Class I shares of beneficial interest of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of Acquiring Fund shares to shareholders of each corresponding class of the Target Fund in complete liquidation and termination of the Target Fund.

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The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MAY 21, 2021

STATEMENT OF ADDITIONAL INFORMATION

DATED [●], 2021

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN LARGE CAP CORE FUND

by

NUVEEN SANTA BARBARA DIVIDEND GROWTH FUND

333 West Wacker Drive

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [●], 2021, for use in connection with the special meeting of shareholders of Nuveen Large Cap Core Fund (the “Target Fund”), a series of Nuveen Investment Trust, a Massachusetts business trust, to be held on [●], 2021, at [●] [●].m. Central time, and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen Santa Barbara Dividend Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust II, a Massachusetts business trust, as described in the Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Fund at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in each Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated November 27, 2020 (as filed November 27, 2020) (File Nos. 333-33607 and 811-08333), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. The Target Fund’s Statement of Additional Information, dated December 31, 2020 (as filed December 29, 2020) (File Nos. 333-03715 and 811-07619), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Target Fund. No other parts are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2020 (as filed October 7, 2020) (File No.  811-08333), and the unaudited financial statements contained in the Acquiring Fund’s Semi-Annual Report for the semi-annual period ended January 31, 2021 (as filed April 8, 2021) (File No. 811-08333), are incorporated herein by reference only insofar they relate to the Acquiring Fund. No other parts of the Acquiring Fund’s Annual or Semi-Annual Reports are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended August 31, 2020 (as filed November 6, 2020) (File No.  811-07619), and the unaudited financial statements contained in the Target Fund’s Semi-Annual Report for the semi-annual period ended

February 28, 2021 (as filed May 6, 2021) (File No. 811-07619), are incorporated herein by reference only insofar as they relate to the Target Fund. No other parts of the Target Fund’s Annual or Semi-Annual Reports are incorporated by reference herein.

Supplemental Financial Information

A table showing the fees of the Target Funds and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the “The Proposed Reorganization—Comparison of the Funds—Fees and Expenses” section of the Proxy Statement/Prospectus.

The Reorganization will result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Prior to the Reorganization, the Target Fund will sell certain securities in order to better align its portfolio with the Acquiring Fund’s portfolio. The repositioning is expected to result in an increase in holdings of dividend-paying securities. If this portfolio repositioning had occurred as of January 31, 2021, it is estimated that approximately 85% of the Target Fund’s portfolio would have been sold.

A schedule of investments of the Target Fund as of January 31, 2021 is included below, and reflects the anticipated sale of a portion of the Target Fund’s portfolio holdings in connection with the Reorganization.

Appendix A

Nuveen Large Cap Core Fund

Portfolio of Investments (Unaudited)

January 31, 2021

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS 100.1%
	COMMON STOCKS - 100.1%
	Air Freight & Logistics - 1.8%
9,000	FedEx Corp, (3)	2,118,060
38,000	United Parcel Service Inc, (3)	5,890,000

	Total Air Freight & Logistics	8,008,060

	Automobiles - 0.7%
4,000	Tesla Inc, (2)(3)	3,174,120

	Banks - 0.3%
6,000	JPMorgan Chase & Co	772,020
101,000	US Bancorp, (3)	748,320

	Total Banks	1,520,340

	Biotechnology - 1.1%
29,000	United Therapeutics Corp, (2)(3)	4,750,780

	Building Products - 2.1%
89,000	Carrier Global Corp, (3)	3,426,500
17,000	Johnson Controls International plc, (3)	846,940
34,000	Trane Technologies PLC	4,873,900

	Total Building Products	9,147,340

	Capital Markets - 1.2%
19,000	Goldman Sachs Group Inc, (3)	5,152,230

Shares	Description (1)	Value
	Chemicals - 1.0%
87,000	Dow Inc, (3)	4,515,300

	Commercial Services & Supplies - 1.1%
15,000	Cintas Corp, (3)	4,771,800

	Construction & Engineering - 2.0%
42,000	Jacobs Engineering Group Inc, (3)	4,240,320
63,000	Quanta Services Inc, (3)	4,439,610

	Total Construction & Engineering	8,679,930

	Containers & Packaging - 1.9%
434,000	Amcor PLC, (3)	4,747,960
78,000	Berry Global Group Inc, (2)(3)	3,850,860

	Total Containers & Packaging	8,598,820

	Diversified Financial Services - 0.3%
5,000	Berkshire Hathaway Inc, (2)(3)	1,139,350

	Electrical Equipment - 3.0%
64,000	Emerson Electric Co, (3)	5,078,400
403,000	GrafTech International Ltd, (3)	3,909,100
34,000	Regal Beloit Corp, (3)	4,266,320

	Total Electrical Equipment	13,253,820

	Electronic Equipment, Instruments & Components - 1.1%
112,000	Jabil Inc, (3)	4,633,440
5,000	SYNNEX Corp, (3)	408,100

	Total Electronic Equipment, Instruments & Components	5,041,540

	Food & Staples Retailing - 3.1%
19,000	Costco Wholesale Corp, (3)	6,696,170
49,000	Walmart Inc, (3)	6,884,010

	Total Food & Staples Retailing	13,580,180

	Health Care Providers & Services - 7.6%
45,000	AmerisourceBergen Corp, (3)	4,689,000
80,000	Cardinal Health Inc, (3)	4,298,400
25,000	Cigna Corp, (3)	5,426,250
40,000	DaVita Inc, (3)	4,694,800
1,000	HCA Inc, (3)	162,480
13,000	Humana Inc, (3)	4,980,430
6,000	McKesson Corp, (3)	1,046,820
25,000	UnitedHealth Group Inc	8,339,500

	Total Health Care Providers & Services	33,637,680

	Hotels, Restaurants & Leisure - 0.3%
87,000	International Game Technology PLC, (3)	1,401,570

	Household Durables - 5.0%
63,000	DR Horton Inc, (3)	4,838,400
57,000	Lennar Corp, (3)	4,739,550
35,000	PulteGroup Inc, (3)	1,522,500
171,000	Tempur Sealy International Inc, (3)	4,514,400
41,000	Toll Brothers Inc, (3)	2,095,100
23,000	Whirlpool Corp, (3)	4,257,070

	Total Household Durables	21,967,020

Shares	Description (1)	Value
	Household Products - 1.0%
57,000	Spectrum Brands Holdings Inc, (3)	4,307,490

	Industrial Conglomerates - 0.9%
29,000	Carlisle Cos Inc, (3)	4,202,970

	Insurance - 1.1%
98,000	MetLife Inc, (3)	4,718,700

	Interactive Media & Services - 4.8%
5,000	Alphabet Inc, (2)(3)	9,136,800
47,000	Facebook Inc, (2)(3)	12,141,510

	Total Interactive Media & Services	21,278,310

	Internet & Direct Marketing Retail - 3.9%
4,000	Amazon.com Inc, (2)(3)	12,824,800
361,000	Qurate Retail Inc, (3)	4,548,600

	Total Internet & Direct Marketing Retail	17,373,400

	IT Services - 5.0%
26,000	Accenture PLC	6,289,920
48,000	Booz Allen Hamilton Holding Corp, (3)	4,088,160
65,000	Cognizant Technology Solutions Corp, (3)	5,066,750
115,000	Genpact Ltd, (3)	4,402,200
25,000	Science Applications International Corp, (3)	2,400,750

	Total IT Services	22,247,780

	Leisure Products - 1.0%
39,000	Polaris Inc, (3)	4,433,460

	Machinery - 3.8%
45,000	AGCO Corp, (3)	4,990,500
159,000	Gates Industrial Corp PLC, (2)(3)	2,245,080
19,000	Parker-Hannifin Corp, (3)	5,027,590
60,000	Timken Co, (3)	4,463,940

	Total Machinery	16,727,110

	Media - 0.9%
78,000	AMC Networks Inc, (2)(3)	3,854,760

	Metals & Mining - 1.5%
35,000	Reliance Steel & Aluminum Co, (3)	4,062,800
77,000	Steel Dynamics Inc, (3)	2,638,790

	Total Metals & Mining	6,701,590

	Multiline Retail - 1.3%
31,000	Target Corp, (3)	5,616,270

	Oil, Gas & Consumable Fuels - 0.2%
83,000	Antero Midstream Corp, (3)	672,300

	Personal Products - 2.1%
95,000	Herbalife Nutrition Ltd, (2)(3)	4,841,200
79,000	Nu Skin Enterprises Inc, (3)	4,571,730

	Total Personal Products	9,412,930

Shares	Description (1)	Value
	Pharmaceuticals - 0.3%
7,000	Johnson & Johnson	1,141,910

	Professional Services - 1.0%
52,000	ManpowerGroup Inc, (3)	4,598,880

	Real Estate Management & Development - 1.1%
79,000	CBRE Group Inc, (2)(3)	4,817,420

	Semiconductors & Semiconductor Equipment - 2.9%
56,000	Applied Materials Inc, (3)	5,414,080
136,000	Intel Corp, (3)	7,549,360

	Total Semiconductors & Semiconductor Equipment	12,963,440

	Software - 11.9%
4,000	Adobe Inc, (3)	1,835,080
7,000	Autodesk Inc, (2)(3)	1,942,010
35,000	Cadence Design Systems Inc, (2)(3)	4,563,650
60,000	CDK Global Inc, (3)	2,994,000
16,000	Intuit Inc, (3)	5,779,680
109,000	Microsoft Corp, (3)	25,283,640
94,000	Oracle Corp, (3)	5,680,420
14,000	Zoom Video Communications Inc, (3)	5,208,980

	Total Software	53,287,460

	Specialty Retail - 7.2%
47,000	AutoNation Inc, (2)(3)	3,350,160
43,000	Best Buy Co Inc, (3)	4,679,260
70,000	Dick’s Sporting Goods Inc, (3)	4,690,700
30,000	Home Depot Inc, (3)	8,124,600
14,000	Murphy USA Inc, (3)	4,110,810
47,000	TJX Cos Inc, (3)	3,009,880
32,000	Williams-Sonoma Inc, (3)	4,125,440

	Total Specialty Retail	32,090,850

	Technology Hardware, Storage & Peripherals - 10.2%
237,000	Apple Inc, (3)	31,274,520
68,000	Dell Technologies Inc, (2)(3)	4,956,520
202,000	HP Inc, (3)	4,916,680
138,000	NCR Corp, (2)(3)	4,603,680

	Total Technology Hardware, Storage & Peripherals	45,751,400

	Tobacco - 2.6%
130,000	Altria Group Inc, (3)	5,422,560
76,000	Philip Morris International Inc	6,053,400

	Total Tobacco	11,475,960

	Wireless Telecommunication Services - 1.8%
201,000	Telephone and Data Systems Inc, (3)	3,768,750
24,000	United States Cellular Corp, (3)	4,327,850

	Total Wireless Telecommunication Services	8,096,600

	Total Long-Term Investments (cost $339,640,692) - 100.1%	444,110,870

	Other Assets Less Liabilities - (0.1)%	(619,480)

	Net Assets - 100%	$443,491,390

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of the Portfolio of Investments, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on the Fund’s net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)

It is currently anticipated that the security, or a portion of the security, may be disposed prior to the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

The date of this SAI is [●], 2021.

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)        against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)        with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)        in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)        by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)        by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a)        such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)        a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and deductibles.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust of Registrant is incorporated by reference to the initial registration statement filed on August 13, 1997, on Form N-1A for Registrant.

(1)(b)	Amended Establishment and Designation of Classes, dated November 16, 2016, is incorporated by reference to post-effective amendment no. 131 filed on November 21, 2016, on Form N-1A for Registrant.

(1)(c)	Amended and Restated Designation of Series, dated January 23, 2020, is incorporated by reference to post-effective amendment no. 186 filed on February 3, 2020, on Form N-1A for Registrant.

(2)(a)	By-Laws of Registrant, amended and restated as of May 20, 2020, is incorporated by reference to post-effective amendment no. 191 filed on November 27, 2020, on Form N-1A for Registrant.

(2)(b)	Specimen Certificate of Shares of the Registrant, is incorporated by reference to pre-effective amendment no. 1 filed on November 13, 1997, on Form N-1A for Registrant.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 108 filed on November 28, 2014, on Form N-1A for Registrant.

(6)(b)	Amended Schedules A and B of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated December 4, 2018, is incorporated by reference to post-effective amendment no. 179 filed on October 28, 2019, on Form N-1A for Registrant.

(6)(c)	Continuance of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 30, 2019, is incorporated by reference to post-effective amendment no. 179 filed on October 28, 2019, on Form N-1A for Registrant.

(6)(d)	Continuance of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 30, 2020, is incorporated by reference to post-effective amendment no. 188 filed on September 21, 2020, on Form N-1A for Registrant.

(6)(f)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Santa Barbara Asset Management, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 108 filed on November 28, 2014, on Form N-1A for Registrant.

(6)(g)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Santa Barbara Asset Management, LLC, dated July 31, 2020, is incorporated by reference to post-effective amendment no. 188 filed on September 21, 2020, on Form N-1A for Registrant.

(7)(a)	Distribution Agreement between Registrant and John Nuveen & Co. Incorporated, dated August 1, 1998, is incorporated by reference to post-effective amendment no. 2 filed on November 25, 1998, on Form N-1A for Registrant.

(7)(b)	Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement, is incorporated by reference to post-effective amendment no. 23 filed on October 19, 2006, on Form N-1A for Registrant.

(7)(c)	Form of Nuveen Funds Rule 22c-2 Agreement, is incorporated by reference to post-effective amendment no. 23 filed on October 19, 2006, on Form N-1A for Registrant.

(7)(d)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a John Nuveen & Co. Incorporated), dated August 7, 2020, is incorporated by reference to post-effective amendment no. 188 filed on September 21, 2020, on Form N-1A for Registrant.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 15, 2015, is incorporated by reference to post-effective amendment no. 115 filed on September 28, 2015, on Form N-1A for Registrant.

(9)(b)	Amendment and Appendix A to the Amended and Restated Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to post-effective amendment no. 188 filed on September 21, 2020, on Form N-1A for Registrant.

(9)(c)	Amendment to the Amended and Restated Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated March 15, 2021 is filed herewith.

(10)(a)	Amended and Restated Plan of Distribution and Service Pursuant to Rule 12b-1, effective January 26, 2017, is incorporated by reference to post-effective amendment no. 149 filed on May 12, 2017, on Form N-1A for Registrant.

(10)(b)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended January 26, 2017, is incorporated by reference to post-effective amendment no. 149 filed on May 12, 2017, on Form N-1A for Registrant.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus to be filed by amendment.

(13)(a)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., n/k/a DST Asset Manager Solutions, Inc., dated May 11, 2012, is incorporated by reference to post-effective amendment no. 84 filed on June 11, 2012, on Form N-1A for Registrant.

(13)(b)	Amendment to Transfer Agency and Service Agreement, dated May 1, 2017, is incorporated by reference to post-effective amendment no. 149 filed on May 12, 2017, on Form N-1A for Registrant.

(13)(c)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of May 10, 2020, is incorporated by reference to post-effective amendment no. 188 filed on September 21, 2020, on Form N-1A for Registrant.

(13)(d)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of January 20, 2021 is filed herewith.

(13)(e)	Securities Lending Authorization Agreement between Nuveen Funds and State Street Bank and Trust Company, dated August 12, 2020, is incorporated by reference to post-effective amendment no. 188 filed on September 21, 2020, on Form N-1A for Registrant.

(14)(a)	Consent of Independent Auditor of Target Fund is filed herewith.

(14)(b)	Consent of Independent Auditor of Acquiring Fund is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herein and appears following the Proxy Statement/Prospectus constituting Part A of the Registration Statement.

Item 17. Undertakings

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)        The undersigned Registrant agrees that the executed opinion of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago and State of Illinois, on the 21st day of May, 2021.

NUVEEN INVESTMENT TRUST

By:	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ E. Scott Wickerham	Vice President and Controller		May 21, 2021
E. Scott Wickerham	(principal financial and accounting officer)

/s/ Christopher E. Stickrod	Chief Administrative Officer		May 21, 2021
Christopher E. Stickrod	(principal executive officer)

)
Terence J. Toth*	Chairman of the Board and Trustee	)
		)	By: /s/ Mark J. Czarniecki
	Trustee	)	Mark J. Czarniecki
Jack B. Evans*		)	Attorney-in-Fact
		)	May 21, 2021
	Trustee	)
William C. Hunter*		)
)
	Trustee	)
Albin F. Moschner*		)
)
	Trustee	)
John K. Nelson*		)
)
	Trustee	)
Judith M. Stockdale*		)
)
	Trustee	)
Carole E. Stone*		)
)
	Trustee	)
Margaret L. Wolff*		)
)
	Trustee	)
Matthew Thornton III*		)

Signature	Capacity		Date
)
	Trustee	)
Robert L. Young*		)

*An original power of attorney authorizing, among others, Mark J. Czarniecki, Kevin J. McCarthy, Diana R. Gonzalez, Christopher M. Rohrbacher, Mark L. Winget and Eric F. Fess to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(9)(c)	Amendment to the Amended and Restated Custodian Agreement, dated March 15, 2021

(11)	Opinion and Consent of Counsel

13(d)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of January 20, 2021

(14)(a)	Consent of Independent Auditor of Target Fund

(14)(b)	Consent of Independent Auditor of Acquiring Fund

(16)	Powers of Attorney